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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
AUSTINS STEAKS & SALOON, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AUSTINS STEAKS & SALOON, INC.

Notice of Annual Meeting of Stockholders

May 24, 2002

TO THE STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, June 25, 2002, at 10:00 a.m. local time, at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect nine Directors to the Board of Directors to serve for the upcoming staggered terms and until their successors are duly elected; and

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on May 17, 2002 are entitled to receive notice of and vote at the meeting.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

Sincerely,
Victor F. Foti President and Chief Executive Officer

Roanoke, Virginia
May 24, 2002

AUSTINS STEAKS & SALOON, INC.
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed Proxy is solicited on behalf of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company" or "Austins"), for use at its 2002 Annual Meeting of Stockholders to be held on June 25, 2002, at 10:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354. The Company's principal executive offices are located at 317 Kimball Avenue NW, Roanoke, Virginia 24016. The Company's telephone number is (540) 345-3195.

        These proxy solicitation materials were mailed on or about May 24, 2002, to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

        Stockholders of record at the close of business on May 17, 2002 (the "Record Date") are entitled to receive a notice of and vote at the meeting. On the Record Date, 12,178,800 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding. For information regarding holders of more than 5% of the outstanding Common Stock, see "Election of Directors—Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

        Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

Voting and Solicitation

        Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of Directors, each stockholder will be entitled to vote for nine nominees and the nominees with the greatest number of votes will be elected.

        The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

        While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

        Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determing the number of Votes Cast with respect to a proposal. Proxies which are properly signed and returned will be voted at the meeting along with the shares of Common Stock represented in person and voting. Stockholders may specify their preference by marking the appropriate boxes on the proxy and the proxy will then be voted in accordance with such specifications. In the absence of such specifications, the proxy will be voted for the nine nominees for the Board of Directors and in accordance with the instructions of the Board of Directors as to any other matters.

Deadline for Receipt of Stockholder Proposals

        Stockholder proposals which are intended to be presented at the Company's 2003 Annual Meeting must be received by the Company not later than January 15, 2003, in order that they may be included in the proxy statement and form of proxy for that meeting. Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

ELECTION OF DIRECTORS

General

        Nine Directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's nine nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a Director is indicated below.

Staggered Board

        The Company will stagger the terms of the Board members this year. J. Carson Quarles, Victor F. Foti and Ronald G. Stancill are being proposed for a three-year term ending at the 2005 Annual Meeting. Paul C. Schorr, III, Roger D. Sack and Stanley L. Bozeman, Jr. are being proposed for a two-year term ending at the 2004 Annual Meeting. A. Jones Yorke, Titus Greene and J. Alan Cowart are being proposed for a one-year term ending at the 2003 Annual Meeting.

Vote Required

        The nine nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

        The Board of Directors recommends that stockholders vote "FOR" the nominees listed below.

Nominees for Election at the Annual Meeting

        The names of the nominees and certain information about them are set forth below:

NAME OF NOMINEE	AGE	POSITION	SINCE	TERM
J. Carson Quarles(3)(4)(5)	65	Chairman of the Board	1999	Three Years
Victor F. Foti(5)	66	President, Chief Executive Officer and Director	1999	Three Years
Paul C. Schorr, III(1)	65	Director	1994	Two Years
Roger D. Sack(1)	67	Director	1995	Two Years
A. Jones Yorke(1)(4)(5)	71	Director	1999	One Year
Ronald G. Stancill(3)(4)(5)	62	Director	1999	Three Years
Titus Greene(3)(5)	66	Director	1999	One Year
J. Alan Cowart(2)(5)	38	Director	1999	One Year
Stanley L. Bozeman, Jr.(2)(4)(5)	46	Director	1999	Two Years

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Nominating Committee

(4)
Member of Executive Committee

(5)
Also a WesterN SizzliN Director

        James Carson Quarles has been a Director of the Company since July 1, 1999. He has also been a Director of The WesterN SizzliN Corporation ("WesterN SizzliN") since February 26, 1996 and Chairman of the WesterN SizzliN Board since November 25, 1996. Pursuant to the Agreement and Plan of Merger by and among Austins Steaks & Saloon, Inc., Austins Acquisition Corp. and WesterN SizzliN dated April 30, 1999 (the "Merger Agreement"), WesterN SizzliN became a wholly owned subsidiary of the Company (the "Merger"). Mr. Quarles retired as President of Southwestern Region of Central Fidelity National Bank on December 31, 1994, completing a 37-year banking career. He has served on several boards. He is currently on the Board of Directors of two other companies. Among his many past civic and professional affiliations, he was a past member of the Board of Directors and Executive Committee of the Virginia Bankers Association. Mr. Quarles has been inducted into the National Business Colleges' Hall of Fame.

        Victor F. Foti has been the Company's President, Chief Executive Officer and a Director since July 1, 1999. Mr. Foti has been WesterN SizzliN's President and Chief Executive Officer since March 1, 1995. He has been a WesterN SizzliN Director since May 14, 1997. He was Director, Secretary, Treasurer and Executive Vice President of WesterN SizzliN from December 13, 1993 to March 1, 1995. Mr. Foti became a Certified Public Accountant in June, 1959 and was employed by the certified public accounting firm of Foti, Flynn, Lowen & Co., P.C. in Roanoke, Virginia from 1976 to July 1, 1997. Mr. Foti has been a WesterN SizzliN franchisee since July 1, 1986. Mr. Foti has served as President of the Virginia Society of CPA's; served on the Board of Directors of the Virginia Society of CPA's and the American Institute of CPA's.

        Paul C. Schorr, III has been a Director of the Company since August 1, 1994. Mr. Schorr served as Chairman of the Board of the Company from June 20, 1995 until July 1, 1999. For the past twelve years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm. In addition, Mr. Schorr is a Director of Ameritas Life Insurance Corp.; The Schorr Family Company, Inc.; and National Research Corporation (a public company).

        Roger D. Sack has served as a Director of the Company since June 26, 1995. For the past seventeen years, Mr. Sack has been associated with York Cold Storage Company, a refrigeration and storage company. Mr. Sack performs strategic planning and financial service for York Cold Storage Company. In addition, from 1980 until May 1995, Mr. Sack served as an Executive Vice President and Director of York State Co., a bank holding company and he currently serves as a Director, President and Chief Executive Officer.

        A. Jones Yorke has been a Director since 1999, and also is and has been a WesterN SizzliN Director since May 12, 1999. Mr. Yorke was previously Chairman and a Director of Auerbach Financial Group, Inc., an investment firm in New York City since July, 1998. Prior to that, Mr. Yorke served as a Senior Officer of Weatherly Securities and Coleman & Company Securities Corporation. He was previously President of Paine Webber, Inc. and Executive Director of the Securities and Exchange Commission.

        Ronald G. Stancill    has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was a WesterN SizzliN Director from 1993 to 1996. Mr. Stancill was previously a WesterN SizzliN franchisee.

        Titus Greene has been a Company Director and a WesterN SizzliN Director since November 11, 1999. He was WesterN SizzliN's Chairman of the Board and a Director from 1993 to 1996. Mr. Greene was a WesterN SizzliN franchisee from 1973 to 1996 and has been a Board Member of First Community Bank of Gastonia, North Carolina since 1993.

        J. Alan Cowart has been a Company Director and a WesterN SizzliN Director since November 11, 1999. Mr. Cowart has been a WesterN SizzliN franchisee since 1985 and is presently the owner-operator of a restaurant in Pooler, Georgia.

        Stanley L. Bozeman, Jr.    has been a Director since July 1, 1999, and has been a WesterN SizzliN Director since April 12, 1995. Mr. Bozeman has been a WesterN SizzliN franchisee since 1979. He is presently the owner-operator of a restaurant in Griffin, Georgia. He is the General and Managing Partner of Bozeman Properties Limited Partnership and owner of Stan Bozeman Rental Property Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each Director, (b) by all Directors and Executive Officers as a group, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's

Common Stock. Unless otherwise indicated, the address for these individuals is 317 Kimball Avenue, Roanoke, Virginia 24016.

NAME AND ADDRESS OF PERSON	NO. OF SHARES		PERCENT OF CLASS(2)
Victor F. Foti President, Chief Executive Officer and Director	645,157	(3)	5.3%
Robyn B. Mabe Vice President, Chief Financial Officer and Corporate Controller Secretary/Treasurer	10,000		(1)
J. Carson Quarles Chairman 7323 Lamarre Circle Roanoke, VA 24019	36,666		(1)
Stanley L. Bozeman, Jr. Director 1412 North Expressway Griffin, GA 30223	286,000	(4)	2.3%
J. Alan Cowart Director 104 Pine Lakes Avenue Savannah, GA 31405	457,500	(5)	3.8%
Titus Greene Director 2109 Windermere Lane Shelby, NC 28150	2,000,000	(6)	16.4%
Paul C. Schorr, III Director P. O. Box 57310 Lincoln, NE 68505	385,009	(8)	3.2%
Roger Sack Director 2745 East Gate Road Lincoln, NE 68502	229,799		1.9%
A. Jones Yorke Director 450 Park Avenue] New York, NY 10022	20,000	(7)	(1)
Ronald G. Stancill Director P.O. Box 1149 Anniston, AL 36202	562,000	(9)	4.6%

All Directors and Officers as a group beneficially own 4,507,881 shares or 37.0% of the outstanding Common Stock as of May 17, 2002.

  (1)
  Represents less than 1% of the outstanding Common Stock of the Company.

  (2)
  Based upon 12,178,800 shares of Common Stock outstanding as of May 17, 2002. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within sixty days upon exercise of stock options or warrants and shares, options or warrants owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options or warrants and shares, options or warrants owned indirectly. However, the shares of Common Stock so issuable upon exercise by any persons are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

  (3)
  This number of beneficially owned shares includes 177,222 shares owned by H-H Corporation, a corporation in which Mr. Foti has voting shares and investment power; 157,185 shares owned by VIAMAC, Inc., a corporation in which Mr. Foti has voting shares and investment power; 24,000 shares owned by A Storage on Wheels, a corporation in which Mr. Foti has voting shares and investment power; and 76,000 shares owned by Mr. Foti's spouse.

  (4)
  This number of beneficially owned shares includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

  (5)
  This number of beneficially owned shares includes 12,000 shares owned by two of Mr. Cowart's minor children.

  (6)
  This number of beneficially owned shares includes 1,434,500 shares owned by Titus Green and Company, a family limited partnership in which Titus Greene has sole voting and dispositive power, and 565,500 shares personally.

  (7)
  This number of beneficially owned shares includes 20,000 shares purchasable pursuant to currently excercised options or warrants.

  (8)
  This number of beneficially owned shares includes 121,181 shares owned directly by The Schorr Family Company, Inc., in which Mr. Schorr is the President and Chief Executive Officer.

  (9)
  This number of beneficially owned shares includes 362,500 shares owned by Lynden, Inc., a corporation wholly owned by Mr. Stancill, and 200,000 shares owned by RRJMP, Inc., in which he is President and has 20% ownership.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the company met five times during 2001. The Board acted on several matters in the form of consent minutes. The Board of Directors has an Audit Committee, Compensation Committee, a Nominating and Corporate Governance Committee, and an Executive Committee.

        The Board of Directors has an Audit Committee which currently consists of directors Paul Schorr, Roger D. Sack and A. Jones Yorke (Chair). All members of the Audit Committee meet the independence standards of the NASD. The Audit Committee meets periodically with the Company's independent public accountants and members of management to review the Company's accounting policies. It also reviews the scope and adequacy of the independent accountants' examination of the Company's annual financial statements. In addition, the Audit Committee recommends the firm of independent public accountants to be retained by the Company. In 2001, the Audit Committee held telephone conferences and met six times.

        The Compensations Committee currently consists of Directors Stanley L. Bozeman, Jr. and J. Alan Cowart. In 2001, the Committee held telephone conferences and met five times.

        The Nominating Committee, which currently consists of Directors Ronald G. Stancill, J. Carson Quarles and Titus Greene, nominates candidates to serve as Directors. In 2001, the Committee met two times.

        The Executive Committee, which currently consists of Directors J. Carson Quarles, Ronald G. Stancill, Stanley L. Bozeman, Jr., and A. Jones Yorke, conducts certain affairs of the Company in absence of the entire Board of Directors and as allowed by the Company's Bylaws and applicable law. In 2001, the Executive Committee did not meet.

        Directors, both employee and non-employees, are paid $1,000 for each Board meeting attended and $250 for each Committee meeting attended. Additionally, the Directors received a $1,000 quarterly retainer in 2001 and will receive a $1,500 quarterly retainer during 2002.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Company's Board of Directors has adopted a written charter for the Audit Committee.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements of the Company to be set forth in the Company's 2001 Annual Report to Stockholders and the Company's Annual Report on Form 10-K for the year ended December 31, 2001 with management of the Company. The Audit Committee also discussed with KPMG LLP, independent accountants for the Company who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, the matters required to be discussed by the Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended. The Statement on Auditing Standards No. 61 includes, among other items, matters relating to the conduct of an audit of the Company's financial statements under generally accepted auditing standards.

        The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, has considered the compatibility of nonaudit services with the auditors' independence, and has discussed with KPMG LLP their independence from the Company.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2001 for filing with the Securities and Exchange Commission.

Audit Committee
A. Jones Yorke (Chairperson)
Roger D. Sack
Paul Schorr, III

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors of the Company reviews annually the compensation and bonus program of the Chief Executive Officer and makes recommendations to the Board of Directors based on factors and performance of the last completed fiscal year. Mr. Foti recommended to the Committee for the reduction in his salary for year 2000 and 2001 to have monies available for allocation to additional corporate management levels. The Committee also considers management proposals for other officers and employees of the Corporation and its affiliates.

Compensation Committee
Stanley L. Bozeman, Jr. (Chairperson)
J. Alan Cowart

STOCK PERFORMANCE GRAPH

        The following chart shows the changes in value over the five years ending December 31, 2001 of an assumed investment of $100 (i) the Company's common stock; (ii) stocks that comprise the Russell 2000 Index; and (iii) the common stocks of a peer group of companies comprised of Eateries, Inc., Furrs Restaurant Group Inc., Pizza Inn, Inc., Roadhouse Grill and Star Buffet, Inc. The value for the assumed investments depicted on the graph and in the table has been calculated assuming that cash dividends are reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Austins Steaks & Saloon, the Russell 2000 Index and a Peer Group

*$100 Invested on 12/31/96 in stock or index—including reinvestment of dividends. Fiscal year ending December 31.

AUSTINS STEAKS & SALOON INC

	Cumulative Total Return
	12/96	12/97	12/98	12/99	12/00	12/01
AUSTINS STEAKS & SALOON	100.00	50.00	57.14	41.01	15.97	16.78
RUSSELL 2000	100.00	122.36	119.25	144.60	140.23	143.71
PEER GROUP	100.00	83.24	90.66	61.43	28.03	26.81

LIST OF CURRENT OFFICERS OF THE COMPANY

        The following is a list of the names and ages of the current officers of the Company, their business history for the last five years and their term of office with the Company.

NAME	AGE	POSITION AND PRINCIPAL OCCUPATION SINCE 1996	OFFICER SINCE
Victor F. Foti	66	President and Chief Executive Officer; President and Chief Executive Officer of WesterN SizzliN since March 1, 1995; Executive Vice President of WesterN SizzliN from December 31, 1993 to March 1, 1995.	1999
Robyn B. Mabe	40	Vice President and Chief Financial Officer; Secretary/Treasurer, Director of Accounting and Corporate Controller; WesterN SizzliN's Director of Accounting and Corporate Controller since January 1, 1994; Secretary/Treasurer since January 1, 1999; WesterN SizzliN's Vice President and Chief Financial Officer since February 1, 2001.	1999
David M. Hoof	57	Vice President of Operations since May 7, 2001. Prior to employment with the Company, Mr. Hoof was Vice President of Operations with Dixie Management Group in Bloomington, IL from 1996 to April 2001.	2001

EXECUTIVE COMPENSATION

        Summary Compensation Table.    The following table sets forth compensation paid to certain executive officers during the last fiscal year.

NAME AND PRINCIPAL POSITION	YEAR	SALARY		BONUS		OTHER
Victor F. Foti President and Chief Executive Officer	2001 2000 1999	$ $ $	150,000 150,000 173,077	$ $ $	0 0 81,264	$ $ $	10,000 10,000 7,000

        No stock options or stock appreciation rights were granted to Victor F. Foti in 2001. Mr. Foti has no outstanding options or stock appreciation grants.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2001, no persons filed Form 4 on untimely basis.

INDEPENDENT PUBLIC ACCOUNTANTS

        KPMG LLP are the independent public accountants for the Company. Representatives of KPMG LLP are expected to be present at the stockholders' meeting and will be given the opportunity to make any statement they may desire and will also be available to respond to appropriate questions from stockholders. KPMG LLP has made a proposal to act as independent public accountants for 2002, which proposal is currently being considered by the Audit Committee.

Summary of KPMG LLP's Fees for 2001

        Audit Fees.    KPMG LLP's fees for the Company's 2001 annual audit and limited quarterly reviews were approximately $93,500.

        Financial Information Systems Design and Implementation Fees.    KPMG LLP did not render any professional services to the Company in 2001 with respect to information systems design and implementation.

        All Other Fees.    KPMG LLP received no fees for other professional services during 2001.

RELATED PARTY TRANSACTIONS

        Messrs. Foti, Bozeman, and Cowart collectively own franchises with respect to ten (10) restaurants. The franchises were granted on the same terms and conditions as franchises to non-affiliated persons and these gentlemen paid the same royalty, advertising, and other costs as any other non-affiliated franchisee.

        The Company leases chartered air service for corporate usage from time to time for an airplane owned by the president of the Company. Charges are made on an hourly rate approximately 80% of the competitive rate for chartered air service available for non-affiliated vendors. The Company paid $103,000 directly to the chartered air service during 2001.

        There are no other affiliated or related transactions between or among the Company and its Officers and Directors.

        The Board of Directors has a policy that all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company that such Directors or committee believe would be available from unrelated third parties.

OTHER MATTERS

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
Robyn B. Mabe Secretary

AUSTINS STEAKS & SALOON, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF STOCKHOLDERS JUNE 25, 2002

        The undersigned hereby constitutes and appoints Victor F. Foti and Robyn B. Mabe or either of them, with full power to act alone, or any substitute appointed by either of them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders of Austins Steaks & Saloon, Inc. to be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354 on the 25th day of June, 2002 at 10:00 a.m. local time or any adjournments thereof, as indicated hereon.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.	Please mark your votes as indicated in this example ☒
1. Election of Directors		J. Carson Quarles, Victor F. Foti, and Ronald G. Stancill—3 year term ending 2005
Paul C Schorr, III, Roger D. Sack, and Stanley L. Bozeman, Jr.—2 year term ending 2004
A. Jones Yorke, Titus Greene, and J. Alan Cowart—1 year term ending 2003
FOR the nine nominees (except as marked to the contrary to the right. ☐	WITHHOLD AUTHORITY to vote for the nine nominees listed to the right) ☐	(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Dated: _______________________________________, 2002
______________________________________________ Signature of Stockholder
______________________________________________ Signature of Stockholder
Please sign exactly as your name appears at the left. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint trustees must sign.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUSTINS STEAKS & SALOON, INC.

                      May 24, 2002

Dear Fellow Stockholder:

        You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc. (the "Company") to be held at the Renaissance Hotel, 1 Hartfield Centre Parkway, Atlanta, Georgia 30354 on Tuesday, June 25, 2002 at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

        During the meeting, Management will report to you on the activities and progress of the Company during this year. Management will also discuss plans for the remainder of the current year. We welcome this opportunity to talk to you about our Company and we look forward to your comments and questions.

        The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

Sincerely,
Victor F. Foti President and Chief Executive Officer

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
BOARD MEETINGS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
LIST OF CURRENT OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
INDEPENDENT PUBLIC ACCOUNTANTS
RELATED PARTY TRANSACTIONS
OTHER MATTERS